Note 3 - Acquisitions	15 Months Ended
Mar. 31, 2012
Mergers, Acquisitions and Dispositions Disclosures [Text Block]

3.   Acquisitions

Easy Check Asset Purchase

In February 2010, the Company purchased the assets of Easy Check, which was comprised of the intellectual property related to the Easy Check breath glucose measurement device and the iglucose wireless communication system. The Company issued 300,000 shares of common stock in connection with the purchase with a fair value of $351,000 based on a stock price of $1.17 per share. The entire purchase price was expensed as in-process research and development as the development of these projects had not yet reached technological feasibility and had no alternative future uses.  The Company did not purchase any tangible assets from Easy Check.

In February 2011 the Company amended the purchase agreement and paid the seller of the assets an additional 200,000 shares of its common stock valued at $114,000, based on a stock price of $0.57 per share. The agreement lowered the potential royalty on future income from these products from 25% to 10%. The additional consideration was expensed as in-process research and development as the related projects had not yet reached technological feasibility at the time of the amendment.

MicroFluidic Acquisition

On May 23, 2011, the Company acquired all of the outstanding capital stock of MicroFluidic in a transaction accounted for using the purchase method of accounting (the “Acquisition”). Since MicroFluidic's inception, its key personnel have had an important role in developing technologies to automate the process of biological pathogen detection. MicroFluidic’s substantial portfolio of intellectual property related to sample preparation and rapid medical testing applications is complementary to the Company’s portfolio of virus detection and diabetes management products in development.

As consideration for the consummation of the Acquisition, the Company paid $250,000 to fund certain accounts payable of MicroFluidic (of which approximately $24,000 was paid to selling shareholders) and issued 2,375,000 shares of common stock of the Company (the “Stock Consideration”). Additionally, the Company issued a total of 971,429 shares of common stock in 2011 to its advisors for brokerage services rendered in conjunction with the Acquisition. The Company incurred a nonrecurring charge of approximately $550,000 related to the direct costs of the Acquisition, consisting of the $365,000 value of the shares of common stock issued to its advisors and $185,000 of cash costs, which is recorded in operating expenses in the accompanying consolidated statement of operations for the year ended December 31, 2011.

In connection with the Acquisition, the Company is also required to make certain earn-out payments, up to a maximum of $7,000,000 payable in shares of the Company’s common stock, upon certain conditions over the next three years (the “Earn-Out Payment”). The earn-out for 2011 was based upon the value of contracts obtained by MicroFluidic through December 31, 2011, subject to a maximum Earn-Out Payment of $2,000,000. MicroFluidic did not obtain any contracts as of December 31, 2011 and thus no earn-out payment was required for 2011. The earn-out for years 2012-2014 is based on MicroFluidic achieving certain earnings targets for the respective year, subject to a maximum Earn-Out Payment of $2,000,000 per year and an overall cumulative maximum Earn-Out Payment of $7,000,000. However, the Company is prohibited from making any Earn-Out Payment until stockholder approval is obtained if the aggregate number of shares to be issued exceeds 19.99% of the Company’s common stock outstanding immediately prior to the closing. In the event the Company is unable to obtain any required stockholder approval, the Company is obligated to pay the applicable Earn-Out Payment in cash to the sellers. In addition, the Company may pay any applicable Earn-Out Payment in cash at its option.

The estimated purchase price of the Acquisition totaled approximately $1,653,000, comprised of (i) $24,000 in cash, (ii) Stock Consideration of $879,000 based on a stock price of $0.37 per share, and (iii) contingent consideration of approximately $750,000. The fair value of the contingent consideration was estimated based upon the present value of the probability-weighted expected future payouts under the earn-out arrangement. On October 31, 2011, the Company entered into an agreement with two of the selling MicroFluidic shareholders pursuant to which the two individuals waived their right to any earn-out compensation for 2011 in settlement of the closing working capital adjustment provisions of the purchase agreement. The two individuals represented approximately 68% of the selling shareholder interests, and thus any earn-out for 2011 was to be reduced by such percentage. As no earn-out was achieved for 2011, the fair value of the contingent consideration was reassessed and reduced to approximately $538,000 as of December 31, 2011, with a corresponding credit of $212,000 to selling, general and administrative expense in the Company’s consolidated statement of operations for the year ended December 31, 2011.

Under the purchase method of accounting, the estimated purchase price of the Acquisition was allocated to MicroFluidic’s net tangible and identifiable intangible assets and liabilities assumed based on their estimated fair values as of the date of the completion of the Acquisition, as follows (in thousands):

Assets acquired:
Net tangible assets	$125
Customer contracts and relationships	230
Patents	1,223
Non-compete agreement	169
Goodwill	510
2,257
Liabilities assumed:
Current liabilities	(604)
Total estimated purchase price	$1,653

The estimated fair values of certain assets and liabilities were determined by management based upon a third-party valuation. The goodwill recorded in connection with the Acquisition was allocated to the Company’s HealthID segment, and no portion of the intangible assets, including goodwill, is expected to be deductible for tax purposes.

The results of operations of MicroFluidic are included in the Company’s consolidated statement of operations from the date of the acquisition of May 23, 2011, including $0 of revenue and approximately $888,000 of loss. The following supplemental pro forma information assumes that the Acquisition had occurred as of January 1 for each period presented (in thousands except per share data):

	Three Months Ended	Year Ended December 31,
	March 31, 2011	2011	2010
	(unaudited)	(unaudited)	(unaudited)
Revenue	$236	$236	$5,583
Net loss	$(2,543)	$(17,088)	$(17,886)
Loss per common share – basic and diluted	$(0.08)	$(0.43)	$(0.66)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the dates indicated or that may result in the future. The pro forma revenue reflected primarily relates to revenue reported by MicroFluidic, substantially all of which was generated under two contracts with an agency of the U.S. Government. The two contracts were completed by March 31, 2011 and as of December 31, 2011 and March 31, 2012 MicroFluidic had no active revenue-generating contracts. The pro forma results for the year ended December 31, 2010 exclude a charge of approximately $550,000 related to the direct costs of the Acquisition, which is included in the Company’s results of operations for the period after the date of the Acquisition and thus in the pro forma results for the year ended December 31, 2011.